Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Employee Benefit Plans [Abstract]
Employee Benefit Plans
Note 10.	Employee Benefit Plans

Retirement plans:  The Bank participates in the Pentegra Defined Benefit Plan for Financial Institutions (“The Pentegra DB Plan”), a tax qualified defined-benefit pension plan.  The Pentegra DB Plan's Employer Identification Number is 13-5645888 and the Plan Number is 333.  The Pentegra DB Plan operates as a multi-employer plan for accounting purposes and as a multiple-employer plan under the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code.  There are no collective bargaining agreements in place that require contributions to the Pentegra DB Plan.

The Pentegra DB Plan is a single plan under Internal Revenue Code Section 413(c) and, as a result, all of the assets stand behind all of the liabilities.  Accordingly, under the Pentegra DB Plan contributions made by a participating employer may be used to provide benefits to participants of other participating employers.  The funded status of the Pentegra DB Plan as of June 30, 2011 and 2010 exceeded 80%.  For the plan years ended June 30, 2011 and 2010, the Bank's contributions to the Pentegra DB Plan were not more than 5% of the total contributions to the Pentegra DB Plan.  The Pentegra DB Plan is not under a funding improvement plan and there have been no changes in the plan affecting comparability of contributions from period to period.

The Bank recognized $317,000, $211,000 and $98,000 in pension expense for the years ended December 31, 2011, 2010 and 2009, respectively.  Effective July 1, 2008 the plan was frozen, eliminating future benefit accruals.

The Bank also has a defined contribution plan covering substantially all employees, the 401(k) and Stock Ownership Plan (the Plan).  The Plan consists of two components.  The first component is intended to qualify as a profit sharing plan under Code Section 401(a) and includes a qualified cash or deferred arrangement under Code Section 401(k).  This component includes elective deferral contributions, matching contributions and discretionary contributions invested in assets other than qualifying employer securities.  The second component, the employee stock option plan (“ESOP”) component, is intended to qualify as a qualified stock bonus plan under Code Section 401(a) and as an employee stock ownership plan under Code Section 4975(e)(7).  This component includes elective deferral contributions, matching contributions and discretionary contributions primarily invested in qualifying employer securities.  The plan provides for participant-directed investments and is intended to comply with the Employee Retirement Income Security Act of 1974, Section 404(c).

The contributions made by the Company to the Plan are determined by matching contributions on elective deferrals and a profit sharing component determined annually by the Board of Directors.  Contribution expense for the years ended December 31, 2011, 2010, and 2009 totaled approximately $140,482, $141,197, and $136,011, respectively.

As of December 2011 and 2010, the Plan held 181,797 shares and 189,941 shares respectively, of the Company stock. These shares are included in the computation of earnings per share.  Dividends on shares held in the plan may be reinvested in Company stock or paid in cash to the participants, at the election of the participants.